Investors Presentation

First Quarter 2015 Results

May 7, 2015

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2015 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of May 7, 2015 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of May 7, 2015 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 2, 2015 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q1 2015 Results

Q1 2015 Results

- Record Q1 revenue of $161.3M, +19.7% +$26.6M(1)
  - Foreign currencies negatively impacted total revenue ~$4.7M on YoY basis, ~$2.3M QoQ
- M&A strategy continues across categories, geographies and services
  - 9 acquisitions completed in Q1 2015

Business Cloud Services

- All-time record Cloud revenue in Q1 2015 of $118M(1)
- Q1 revenue up +$17M, +17% vs. prior year(1)
  - Other cloud services revenue +$16M +120% vs. prior year(1)

Media

- Q1 2015 revenue up +10M +30% vs. prior year(1)
- EBITDA margin improve significantly ~32% vs. ~26% in prior year(1)

(1) See slide 6 and 23 for a reconciliation to GAAP earnings per diluted share and margins and EBITDA comparisons.

Q1 2015 Results vs. Prior Year

Total Cloud by Unit	Cloud Services[1]		IP Licensing[1]	
	Q1 2014	Q1 2015	Q1 2014	Q1 2015
Adj. Non-GAAP Revenues	**$ 99,443**	**$ 115,802**	**$ 1,929**	**$ 2,258**
Adj. Non-GAAP Gross Profit	80,485	92,715	1,929	2,258
Adj. Non-GAAP Operating Profit	$ 45,394	$ 51,801	$ 1,777	$ 1,570
EBITDA	**$ 47,030**	**$ 54,016**	**$ 1,777**	**$ 1,570**
% of Revenue	47%	47%	92%	70%

By Segment	Total Cloud[1]		Media[1]		j2 Global®[1]	
	Q1 2014	Q1 2015	Q1 2014	Q1 2015	Q1 2014	Q1 2015
Adj. Non-GAAP Revenues	**$ 101,371**	**$ 118,061**	**$ 33,294**	**$ 43,192**	**$ 134,665**	**$ 161,253**
Adj. Non-GAAP Gross Profit	82,413	94,973	29,442	38,839	111,855	133,812
Adj. Non-GAAP Operating Profit	$ 47,171	$ 53,371	$ 7,395	$ 12,251	$ 54,565	$ 65,621
EBITDA	**$ 48,807**	**$ 55,585**	**$ 8,513**	**$ 13,685**	**$ 57,320**	**$ 69,270**
% of Revenue	48%	47%	26%	32%	43%	43%
Adjusted Net Income					**$ 36,412**	**$ 41,170**
EPS[1]:						
Adj. Non-GAAP					**$ 0.76**	**$ 0.85**
GAAP					**$ 0.60**	**$ 0.45**

(1) See slide 23 for a reconciliation to GAAP earnings per diluted share and margins and slide 24 for reconciliation of EBITDA to Net Income.

Business Cloud Services

Revenue mix by service

- Revenue grew across all core services
- Customer count grew by +240k QoQ
- Q1 Cancel rate better than prior year 2.2% vs. 2.3%
- Fax is now 45% of total revenue



Revenue Mix
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
24.8%
10.8%
64.3%
26.8%
19.8%
53.5%
Q1 2014
Q1 2015
Fax/Voice
Other Cloud
Media

Cloud Connect

j2 CloudConnect

eFax · eFax Corporate · eVoice · eReceptionist · CITYNUMBERS

- Created Cloud Connect to focus on fax & voice services
  - Dedicated team led by newly appointed President with focus on new value creation
    - Organic growth
    - Enter new connectivity and mobile services
    - M&A
    - Improve margins
- Premium fax & voice brands revenue grew
- Foreign currencies negatively impacted total fax & voice revenue by $1.9M
- Integration of Firstway completed as scheduled

Cloud Backup Update

- Q1 2015 revenue +68% vs Q1 2014
  - EBITDA continues to grow, at full integration above 40% margin
- New Livedrive deal signed with Carphone Warehouse UK, sold as Geek Squad Backup in 700 stores
- Acquired SugarSync in late Q1, further enhances our online backup suite of services
  - Backup/Sync/Collaboration integrated in one service
  - Strong brand with own proprietary software



j2 Cloud Backup®
KeepItSafe®
Online Backup for Business.
livedrive™
Cloud Storage for Everyone.
SugarSync
Access All your Files. Anytime. Anywhere.

Email Security Update

FuseMail® STAY SECURE comendo

<u>2015 Q1 Highlights</u>

- Q1 2015 revenue +330% vs Q1 2014, +37% from Q4 2014
- Near-term focus is to integrate recent acquisitions
  - Excel Micro integration plan of Q1 acquisitions
    - Testudo fully integrated
    - Nuvotera integration has begun, will be complete in 3 months
  - Email Security in the Nordics
    - Executing to plan on integrating Comendo & Stay Secure
- Rollup M&A opportunities – Excel Micro

Email Marketing Update

campaigner®

- Q1 2015 revenue +63% vs Q1 2014, +20% from Q4 2014
- M&A and integration
    - Acquired email marketing company emailDirect in February
    - Contactology integration plan on schedule
- Double digit organic growth
- M&A pipeline represents multiple opportunities
- Launched Campaigner White Labeled Reseller Partner Program
- New email marketing features: dynamic content, contact engagement scoring, and a new smart editor for building template emails

Digital Media

Q1 2015 Digital Media Highlights

ZIFF DAVIS


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TOP STORIES

- Media business demonstrating strong fundamentals
  - Revenue of $43.2M, +30% vs. Q1 2014
  - EBITDA of $13.7M, up significantly 61% vs. Q1 2014
  - EBITDA margin growth to 32% vs. 26% for Q1 2014
  - Revenue per thousand visits of $45 vs. $56 in prior year due to recent acquisition of Ookla
  - Visits to owned and operated sites were up 61% YoY at 956M (1)
- IGN continues to expand and invest in video:
  - IGN's video views up 30% from 305M in Q1 2014 to 400M in Q1 2015 (1)
  - IGN's YouTube channels saw biggest growth, reaching 6.5M subscribers, 34% YoY increase (2)
  - IGN launched apps for Xbox One and FireTV in the first quarter of 2015
    - IGN app installs across all consoles and over-the-top devices now 11.9M, 52% YoY growth (1)
  - IGN launched a new video player capable of both html5 and flash playback
- IGN, AskMen & PCMag passed the 15.6M social followers mark, 99% YoY increase (3)

(1) Google Analytics
(2) YouTube
(3) Twitter, Facebook, Google+, Pinterest

Q1 2015 Digital Media Highlights (continued)

OOKLA

SPEEDTEST

- Integration of Ookla into Ziff Davis continues to go well:
  - Total speed tests for Q1 2015 hit a new all-time high at 463M tests, 19.5% YoY increase
  - In February, Speedtest.net achieved its 7 billionth test since the site's creation
  - Ookla's mobile Speedtest app installs surpassed 135.4M in Q1 2015, 51% YoY increase
- International expansion continues:
  - PCMag Asia (asia.pcmag.com), Southeast Asia market
  - IGN Hungary (hu.ign.com)
  - IGN France (fr.ign.com)
  - IGN Brazil (br.ign.com)


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2015 Financial Guidance

Reconfirming 2015 Guidance (Adjusted Non-GAAP)

Revenues	**$690M - $710M**
EPS (1)	**$3.73 - $3.97**

(1) Adjusted earnings per diluted share excludes share-based compensation and related payroll taxes, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2015 (exclusive of the release of reserves for uncertain tax positions) will be at the higher end of the range between 27%-29%

Supplemental Information

Financial Metrics: Consolidated

	j2 Global Consolidated				
	2014				2015
	Q1	Q2	Q3	Q4	Q1
(in Thousands)					
Total GAAP Revenues	**$134,124**	**$144,744**	**$153,018**	**$167,145**	**$161,253**
Adjustments[1]	$541	$985	$213	$336	$0
Total Adjusted Non-GAAP Revenue	**$134,665**	**$145,729**	**$153,231**	**$167,481**	**$161,253**
Adjusted Non-GAAP Revenue By Segment					
Cloud Revenues	$101,371	$107,509	$110,068	$114,603	$118,061
Media Revenues	$33,294	$38,221	$43,163	$52,878	$43,192
Total Adjusted Non-GAAP Revenues	**$134,665**	**$145,729**	**$153,231**	**$167,481**	**$161,253**
Diluted EPS					
GAAP	$0.60	$0.73	$0.60	$0.66	$0.45
Adjusted Non-GAAP[2]	$0.76	$0.84	$0.83	$0.98	$0.85
(millions)					
Cash & Investment	**$315.1**	**$708.5**	**$683.8**	**$590.4**	**$539.5**
Free Cash Flow[3]	**$38.4**	**$54.1**	**$39.1**	**$39.8**	**$43.6**
EBITDA[4]	**$57.3**	**$63.7**	**$64.7**	**$76.9**	**$69.3**

(1) Q1 – Q4 2014 adds back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition
(2) See slide 23 for a definition of adjusted Non-GAAP diluted earnings per share (EPS) and a reconciliation to diluted GAAP EPS
(3) See slide 21 for a definition of free Cash Flow
(4) See slide 21 for a definition of EBITDA and reconciliation to Net Income

Financial & Other Metrics Cloud Services & Media

Total Cloud

(in Thousands)

	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2015 Q1
Adjusted Non-GAAP Revenue By Type					
Fixed Subscriber Revenues	$81,020	$86,492	$89,535	$93,367	$96,097
Variable Subscriber Revenues	$18,373	$19,633	$19,113	$19,273	$19,687
Subscriber Revenues	**$99,393**	**$106,125**	**$108,648**	**$112,641**	**$115,784**
Other Licenses Revenues	$1,978	$1,384	$1,419	$1,962	$2,277
Total Adjusted Non-GAAP Cloud Revenues	**$101,371**	**$107,509**	**$110,068**	**$114,603**	**$118,061**
Adjusted Non-GAAP Revenue - DID vs. Non-DID					
DID Based Revenues	$85,782	$87,685	$87,540	$86,747	$85,777
Non-DID Based Revenues	$15,589	$19,824	$22,527	$27,856	$32,284
Total Adjusted Non-GAAP Cloud Revenues	**$101,371**	**$107,509**	**$110,068**	**$114,603**	**$118,061**
Cloud Services Customers (1)	**2,523**	**2,590**	**2,623**	**2,655**	**2,896**
Average Monthly Revenue/Customers (2)	$13.78	$13.84	$13.90	$14.23	$13.91
Cancel Rate (3)	2.3%	2.0%	2.2%	2.1%	2.2%

Media

	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2015 Q1
Web Traffic (4)					
Visits	594,143	607,369	601,599	759,588	955,687
Pageviews	2,021,455	1,963,360	1,888,234	2,129,433	2,391,570

(1) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(2) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter
(3) Cancel Rate is defined as cancels of Cloud Services Customers with greater than 4 months of continuous service (continuous service includes Cloud Services Customers administratively canceled and reactivated within the same calendar month). Calculated monthly and expressed here as an average over the three months of the quarter.
(4) Web Traffic figures based on Omniture and Google Analytics

GAAP Reconciliation Free Cash Flow & EBITDA

Free Cash Flow (1)

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15
Net cash provided by operating activities	$37.294	$54.512	$40.315	$43.783	$45.716
Less: Purchases of property and equipment	($2.936)	($1.087)	($3.124)	($4.074)	($2.401)
Add: Excess tax benefit (deficit) from share-based compensation	$4.082	$0.721	$1.925	$0.111	$0.334
Free cash flow	**$38.440**	**$54.146**	**$39.116**	**$39.820**	**$43.649**

EBITDA (2)

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15
Net income	**$28.765**	**$35.049**	**$28.759**	**$32.754**	**$21.877**
Plus:					
Other expense (income), net	($0.319)	($0.186)	$10.123	$0.089	($0.784)
Interest expense (income), net	$4.948	$5.682	$0.251	$10.451	$10.313
Income tax expense	$8.191	$4.292	$7.345	$10.012	$9.124
Depreciation and amortization	$13.139	$15.317	$14.851	$19.646	$21.288
Share-based compensation and associated payroll tax expense	$2.384	$1.963	$2.191	$2.370	$3.004
Acquisition-related integration costs	($0.501)	$1.615	$0.369	$0.952	$3.534
Additional indirect tax expense from prior years	$0.713	$0.000	$0.000	$0.000	$1.118
Fees associated with prior year tax audits	$0.000	$0.000	$0.773	$0.650	($0.204)
EBITDA	**$57.320**	**$63.732**	**$64.662**	**$76.924**	**$69.270**

(1) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

Margin Contribution Adjusted Non-GAAP

In Millions	2014 Q1'14	2014 Q2'14	2014 Q3'14	2014 Q4'14	2015 Q1'15
Cloud - Services					
Revenues	$99.4	$ 106.3	$108.9	$113.4	$115.8
Gross Profit	$80.5	$ 86.1	$86.8	$90.5	$92.7
Gross Profit %	81%	81%	80%	80%	80%
EBITDA (1) (2)(3)	$47.0	$ 52.1	$51.2	$55.8	$54.0
EBITDA %	47%	49%	47%	49%	47%
Media					
Revenues (1)	$33.3	$ 38.2	$43.2	$52.9	$43.2
Gross Profit (1)	$29.4	$ 33.8	$37.9	$47.4	$38.8
Gross Profit %	88%	88%	88%	90%	90%
EBITDA (1)(2)	$8.5	$ 10.9	$12.7	$20.9	$13.7
EBITDA %	26%	29%	29%	40%	32%
IP Licensing					
Revenues	$1.9	$ 1.2	$1.2	$1.2	$2.3
Gross Profit	$1.9	$ 1.2	$1.2	$1.2	$2.3
Gross Profit %	100%	100%	100%	100%	100%
EBITDA (2) (4)	$1.8	$ 0.7	$0.8	$0.2	$1.6
EBITDA %	92%	62%	69%	16%	70%

(1) Excludes certain intersegment revenues and expenses

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS, EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income

(3) Includes $1.9M corporate costs

(4) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

GAAP Reconciliation Q1 Adjusted Non-GAAP Earnings & EPS

THREE MONTHS ENDED MARCH 31, 2015

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Interest Costs	(4) IRS Consulting Fee	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 161,253	—	—	—	—	—	—	$ 161,253
Cost of revenues	28,186	(83)	(27)	—	—	(663)	—	27,413
Operating expenses:								
Sales and marketing	37,590	(584)	(485)	—	—	—	—	36,521
Research, development and engineering	8,447	(194)	(80)	—	—	—	—	8,173
General and administrative	46,500	(2,143)	(2,942)	—	204	(16,975)	(1,118)	23,526
Interest expense (income), net	10,313	—	—	(1,779)	—	—	—	8,534
Other expense (income), net	(784)	—	—	—	—	—	—	(784)
Income tax provision [7]	9,124	768	1,120	531	(50)	5,325	(118)	16,700
Net income	$ 21,877	2,236	2,414	1,248	(154)	12,313	1,236	$ 41,170
Net income per share attributable to j2 Global, Inc. common stockholders[8]:								
Basic	$ 0.45	0.05	0.05	0.03	(0.00)	0.26	0.03	$ 0.86
Diluted	$ 0.45	0.05	0.05	0.03	(0.00)	0.26	0.03	$ 0.85

THREE MONTHS ENDED MARCH 31, 2014

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 134,124	—	541	—	—	$ 134,665
Cost of revenues	23,388	(154)	—	(424)	—	$ 22,810
Operating expenses:						
Sales and marketing	32,959	(491)	(19)	—	—	$ 32,449
Research, development and engineering	7,213	(140)	—	—	—	$ 7,073
General and administrative	28,979	(1,599)	1,061	(9,960)	(713)	$ 17,768
Interest expense (income), net	4,948	—	—	—	—	$ 4,948
Other expense (income), net	(319)	—	—	—	—	$ (319)
Income tax provision [7]	8,191	824	(284)	3,431	1,362	$ 13,524
Net income	$ 28,765	1,560	(217)	6,953	(649)	$ 36,412
Net income per share attributable to j2 Global, Inc. common stockholders[8]:						
Basic	$ 0.61	0.03	(0.01)	0.15	(0.01)	$ 0.77
Diluted	$ 0.60	0.03	(0.01)	0.15	(0.01)	$ 0.76

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive® acquisition
3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes
4) IRS consulting fee
5) Elimination of amortization of acquired patents and intangible assets
6) Elimination of additional income tax (expense) benefit from prior years
7) Elimination of income tax provision associated with the noted modifications
8) Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP may not foot because each is calculated independently

GAAP Reconciliation EBITDA Q1 2015

($ in thousands)

EBITDA CONSOLIDATED CLOUD & MEDIA Q1 2015 (1)

	Cloud Subscription	Corporate and Inter-segment elimination	Cloud Services	Cloud IP Licensing (2)	Total Cloud	Media	Consolidated
Net income (loss)	25,757	(4,376)	21,381	(381)	21,000	877	21,877
Plus:							
Other expense (income), net	(1,014)	(13)	(1,027)	7	(1,020)	236	(784)
Interest expense (income), net	5,207	2,589	7,796	-	7,796	2,517	10,313
Income tax expense	11,206	(2,378)	8,828	(177)	8,651	473	9,124
Depreciation and amortization	12,087	-	12,087	2,121	14,207	7,080	21,288
Reconciliation of GAAP to Non-GAAP financial measures:							
Share-based compensation and the associated payroll tax expense	1,041	1,508	2,549	-	2,549	455	3,004
Acquisition-related integration costs	680	808	1,488	-	1,488	2,046	3,534
Additional indirect tax expense from prior years	1,118	-	1,118	-	1,118	-	1,118
Fees associated with prior year tax audits	(204)	-	(204)	-	(204)	-	(204)
EBITDA	55,878	(1,862)	54,016	1,570	55,585	13,685	69,270

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

j2 Global®